Exhibit 99.1

FOR IMMEDIATE RELEASE

Editor’s Contact:
Gerry Ansel
Phone: (949) 389-7664
gerry.ansel@qlogic.com

Investor’s Contact:
Tony Massetti
Phone: (949) 389-7533
tony.massetti@qlogic.com

QLogic Announces Preliminary Third Quarter Results for Fiscal Year 2005: Final
Results to be Announced Wednesday, Jan. 19

ALISO VIEJO, Calif. Jan. 11, 2005 — QLogic Corporation (Nasdaq:QLGC), the company that powers storage area networks (SANs), today announced preliminary results for its third quarter ended December 26, 2004.

QLogic expects to report net revenues in the range of $148 million to $150 million for the third quarter of fiscal year 2005, compared to the previously forecasted third quarter net revenue range of $136 million to $143 million. The updated third quarter revenue range represents approximately 10-12 percent sequential revenue growth from the $134.6 million reported by the Company for the second quarter of fiscal 2005.

The Company anticipates reporting GAAP diluted net income per share for the third quarter of fiscal 2005 of approximately $0.44 — $0.46, compared to the previously forecasted diluted net income per share range of $0.36 — $0.39. On a non-GAAP basis, the Company expects to report diluted net income per share of $0.46 — $0.48, compared to the previously forecasted $0.38 — $0.41 per share amounts. The non-GAAP net income per share amounts exclude merger related stock compensation charges.

“We are very pleased with our strong performance during the third quarter of fiscal 2005. Our strong revenue performance was driven by double digit sequential growth for both HBAs and switches. In addition, our hard disk controller business had high single digit sequential growth,” said H.K. Desai, the Company’s chairman, chief executive officer and president. “Our gross margin percentage for the third quarter will be comparable to the level reported in the second quarter of fiscal 2005.”

The Company will announce its third quarter 2005 financial results after the close of the market on Wednesday, Jan. 19. Following the press release on Jan. 19, QLogic will host a conference call at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time).

H.K. Desai, chairman, CEO and president, and Tony Massetti, vice president and CFO, will conduct the call, which will be webcast live at www.qlogic.com. Phone access is available at (719) 457-2658, pass code: 145765. To avoid delays, callers are requested to dial in to the conference line five to 10 minutes prior to the start of the call.

A replay of the conference call will be available via webcast at www.qlogic.com for 12 months. An audio replay will also be available through Wednesday, Feb. 2, at (719) 457-0820; pass code: 145765.

Non-GAAP Financial Measurements

The non-GAAP net income per share amounts contained herein are a supplement to the corresponding financial measurements computed in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented excludes the impact of non-cash merger related stock compensation charges, which management believes is not indicative of the on-going costs of the Company’s basic core operating performance. The Company has provided these non-GAAP financial measures, on a basis consistent with its historical presentation, to assist investors to better understand the Company’s core operating performance on an on-going basis and to enhance comparisons of its core operating performance with historical periods and the core operating performance of its competitors. Items excluded from non-GAAP financial measurements are also excluded by management in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. Management uses the non-GAAP financial measures presented in its evaluation of the Company’s core operating performance and believes that such measures are an important element of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts of future periods on a basis consistent with these non-GAAP financial measurements. Non-GAAP financial information presented herein has certain limitations in that it does not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from non-GAAP measures used by other companies.

Powered by QLogic

Since 1993, over 50 million QLogic products have shipped inside servers, workstations, RAID subsystems, tape libraries, disk and tape drives. These products were delivered to small, medium and large enterprises around the world. Powering solutions from leading companies like Cisco, Dell, EMC, Fujitsu, Hitachi, HP, IBM, NEC, Network Appliance, Quantum, StorageTek and Sun Microsystems, the broad line of QLogic controller chips, host bus adapters, network switches and management software move data from storage devices through the network fabric to servers. A member of the S&P 500 and NASDAQ 100, QLogic was named to the following during fiscal year 2004: (i) Fortune’s 100 Fastest Growing Companies list for the fourth consecutive year; (ii) Forbes’ Best 200 Small Companies for the fifth consecutive year; and (iii) Business Week’s list of 100 Hot Growth Companies. For more information visit www.qlogic.com.

Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.

Disclaimer — Forward Looking Statements

This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: the volatility of the Company’s stock price; fluctuations in operating results; the dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the dependence on relationships with certain silicon chip suppliers and other subcontractors; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; changes in semiconductor foundry capacity; uncertain benefits from strategic business combinations; the ability to maintain or expand upon strategic alliances; the strain on resources caused by rapid growth and expansion; the ability to attract and retain key personnel; the ability to protect proprietary rights or to satisfactorily resolve any infringement claims; changes in tax laws or adverse tax audit results; decreasing effectiveness of equity compensation in employee retention; charter documents and stockholder rights plan that may discourage a business combination; and facilities located in areas subject to earthquakes.

More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports, filed or to be filed with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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